UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2014

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)
1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)
707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 11, 2014, Forest Oil Corporation (“Forest”) issued a press release, attached hereto as Exhibit 99.1, announcing its financial and operational results for the second quarter of 2014, and updating its guidance for 2014.  The press release contains certain non-GAAP financial information.  The reconciliation of such information to GAAP financial measures is included in the release.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 7.01.	Regulation FD

The disclosure in Item 2.02 above is incorporated into this Item 7.01 by reference.

Item 8.01.	Other Events

In connection with the preparation of annual and quarterly financial statements, Forest’s management is responsible for evaluating its disclosure controls and procedures, which are established to ensure that material information relating to Forest and its consolidated subsidiaries is made known to the officers who certify Forest’s financial reports and the Board of Directors. This evaluation includes an assessment of Forest’s internal controls over financial reporting, which are designed to provide reasonable assurance regarding the reliability of Forest’s financial reporting and the preparation of Forest’s financial statements.  In connection with the audit of year-end financial statements, Forest’s independent registered public accounting firm, Ernst & Young LLP (“EY”), is responsible for auditing both (i) the financial statements to obtain reasonable assurance about whether they are free of material misstatement, and (ii) the effectiveness of Forest’s internal control over financial reporting.

EY did not identify a material misstatement in connection with its audit of Forest’s financial statements included in the annual report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”).  However, as part of management’s assessment of Forest’s internal control over financial reporting as of December 31, 2013, and EY’s audit of Forest’s internal control over financial reporting as of that date, the following control deficiencies related to Information Technology General Controls (“ITGCs”) were identified by either Forest or EY:

●

An ITGC deficiency related to employee access to Forest’s accounting software system (“access rights”) was determined to exist due to Forest’s process of granting employees access to certain modules in the accounting software system based on a peer employee’s access rights or a predecessor employee’s access rights rather than using a defined “role” or requesting specific access permission for the designated employee. Additionally, when granting access based on peer or predecessor employees’ access rights, it was determined that such access should be reviewed on a more frequent basis than annually, which was Forest’s practice.

●

An ITGC deficiency was also determined to exist related to the confirmation that changes to the accounting software were appropriately conducted. This deficiency resulted from a monitoring control that was not fully performed for a period of time in 2013 and was not remediated with sufficient time for adequate testing prior to December 31, 2013. This monitoring control was designed to ensure that appropriate procedural segregation of duties existed between three information technology employees responsible for programming, reviewing, and implementing changes to the accounting software system. Management believes that segregation of duties and proper approvals were in place at all times during 2013, though not systematically monitored by a fourth person.

Identification of control deficiencies regularly occurs in connection with the assessment or audit of internal controls over financial reporting.  Control deficiencies exist when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A control deficiency may constitute a “significant deficiency” or a “material weakness” as defined in applicable Securities and Exchange Commission (“SEC”) rules.  A “significant deficiency” means a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the registrant’s financial reporting.  A “material weakness” means a deficiency or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s financial statements will not be prevented or detected on a timely basis.  However, not all control deficiencies rise to the level of a significant deficiency or a material weakness.

Forest and EY both originally determined that at December 31, 2013, Forest had sufficient compensating review controls in place to mitigate the ITGC deficiencies described above, such that these deficiencies were not considered either a significant deficiency or a material weakness.  However, subsequent to the issuance of the 2013 10-K, the Public Company Accounting Oversight Board conducted an inspection of EY’s 2013 audits of Forest, and following this inspection, EY requested a reevaluation of the identified ITGC deficiencies and the adequacy of the related compensating review controls, as well as the precision and specificity to which these review controls were executed and documented.  Specifically, EY questioned the reliance of the compensating review controls on the accounting software system where the identified ITGC deficiencies originated.  After extensive consultation with EY and other independent outside experts, management has now concluded that Forest’s compensating review controls did not adequately compensate for the identified ITGC deficiencies, and therefore each of the identified ITGC and compensating review control deficiencies represent a “material weakness” in internal controls over financial reporting.  Accordingly, Forest’s internal control over financial reporting was ineffective at December 31, 2013. EY has reached the same conclusion.  As such, both management’s assessment and the report of EY on internal control over financial reporting as of December 31, 2013 should no longer be relied upon. In addition, because of the material weaknesses described above, Forest’s management has determined that Forest’s disclosure controls and procedures were not effective at a reasonable assurance level as of December 31, 2013 and March 31, 2014.

As of the date of this filing, to the knowledge of Forest’s Chief Executive Officer and Chief Financial Officer, the material weaknesses in Forest’s internal control over financial reporting that existed at December 31, 2013 did not result in a material misstatement of Forest’s financial statements included in the 2013 10-K.

EY has not withdrawn its audit report on the financial statements included in the 2013 10-K.  However, because the identified material weaknesses relate to Forest’s accounting software system which is a critical component of Forest’s financial statement preparation process, EY and Forest will be required to perform additional testing of Forest’s internal control over financial reporting as of December 31, 2013, and, because the “access rights” deficiency existed for the past three years, Forest’s financial statements for each of the three years in the period ended December 31, 2013.    Forest is working to ensure the additional procedures are completed as quickly as possible.

As a result of matters disclosed above, EY will not be able to complete a timely review of Forest’s financial statements to be included in Forest’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and upon filing with the SEC, any such Form 10-Q would not be fully compliant with applicable SEC rules.  Upon the completion of EY’s additional testing, Forest will file amendments to any previously filed periodic reports necessary to bring such filings into compliance with SEC rules.

Forest’s management and Audit Committee have discussed the matters described above with EY.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description

	99.1	Forest Oil Corporation earnings release dated August 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

August 11, 2014	By	/s/ Victor A. Wind
Victor A. Wind
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

99.1	Forest Oil Corporation earnings release dated August 11, 2014.